Exhibit 10.8

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Center for Technology Licensing

1155 York Avenue New York, NY 10065 P: 646.962.7045

innovation.weill.cornell.edu

Weill Cornell Medicine Enterprise Innovation

October 30, 2024

[***]

RE: FOURTH AMENDMENT

to the FIRST LICENSE AGREEMENT by and between Lexeo Therapeutics, Inc. (hereinafter “Licensee”) and Cornell University (“Cornell”) (each a “Party”) effective May 28, 2020, and amended a first time effective July 4, 2022, a second time effective September 28, 2022, and a third time effective Feb 16, 2024 (Cornell Contract [***]) (the “First License Agreement”)

Effective the date of the last signature hereto (“Amendment Date”), the Parties agree to hereby modify the First License Agreement as follows:

1)
Appendix A: Inventions of the First License Agreement is hereby amended to include:

[***]

2)
Appendix B1: Patent Rights of the First License Agreement is hereby amended to include:

[***]

3)
The lists of dockets on the cover page and in the Notices section of the First License Agreement shall include [***].
4)
Paragraph 1.9 is hereby changed from:

1

1.9 “Field” means all human and non-human prophylactic and therapeutic uses of Licensed Products.

to:

1.9 “Field” means all human and non-human prophylactic and therapeutic uses of Licensed Products, other than Licensed Products that would be a Licensed Product if (i) [***] were included in Patent Rights or (ii) [***] were included in Technology.

5)
As consideration for this Amendment, Licensee will pay Cornell an amendment fee of [***] within [***] of the Amendment Date.

6)
These changes do not otherwise change the terms and conditions of the First License Agreement.

7)
This Amendment may be executed by electronic signatures or by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, both Cornell and Licensee have executed this Amendment by their respective and duly authorized officers on the day and year written.

CORNELL UNIVERSITY		LEXEO THERAPEUTICS, INC.

By:	/s/ Lisa Placanica	By:	/s/ Frank Borchetta
	[Signature of Authorized Officer]		[Signature of Authorized Officer]
Name:	Lisa Placanica	Name:	Frank Borchetta
Title:	Senior Managing Director	Title:	Senior Director, IP Counsel

Date:	3/5/2025	Date:	3/5/2025